UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

Date of Report  (Date of earliest event reported)    August 1, 2006


                            GOUVERNEUR BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES                001-14910                  04-3429966
----------------------------       ------------            ------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                  --------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (315) 287-2600
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2         Financial Information

         Item 2.02         Results of Operations and Financial Condition

         On August 1, 2006, Gouverneur Bancorp, Inc. issued a press release announcing its third quarter and nine months results. The press release is filed as Exhibit 99.1 to this report.


Section 9         Financial Statements and Exhibits

         Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release of Registrant, dated August 1, 2006
                           Re: Registrant Announces Fiscal 2006 Third Quarter and Nine Months Results



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GOUVERNEUR BANCORP, INC.
                                       ------------------------
                                           (Registrant)


Date:  August 1, 2006                  By: /s/ RICHARD F. BENNETT
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Press Release of Gouverneur Bancorp, Inc. dated August 1, 2006



                                       3